                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statements File Nos. 333-19425 and 333-60301.

                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 2, 1999